U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 10, 2004


                             NUCLEAR SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)


         Nevada                     0-31959                      88-0433815
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(State of Incorporation)       Commission File No.             (IRS Employer
                                                            Identification No.)


5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.      20015
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number,  (202)  787  -  1951
                                ---   -----    ----



                     (Registrant's former name and address)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

                  On December 7, 2004, we authorized the issuance of 25,000 restricted shares of our common stock to Sichenzia Ross Friedman Ference, LLP as a legal retainer fee. We valued the stock retainer fee at $5,000. We have agreed to register these shares on the next appropriate registration statement that we file with the Securities & Exchange Commission.

                  We believe these securities were issued in a private transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the, "Act") and are deemed restricted securities and may not be publicly resold, without registration under the Act or unless exempt from the registration requirements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Nuclear Solutions, Inc.
Dated: December 7, 2003
                                                    /s/ Patrick Herda
                                                    -----------------------
                                                    By: Patrick Herda
                                                    Title:President